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                                                                    EXHIBIT 10.3

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made this 8th day of October, 1998, by and among A.T.C., L.L.C., a Virginia limited liability company, having its principal place of business at 1010 Wisconsin Avenue, N.W., Suite 250, Washington, D.C. 20007 (Attn: Jeffrey Berman or Thomas Kappler) ("Assignor"), Ramco Virginia Properties, L.L.C., a Michigan limited liability company, having its principal place of business at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (Attn: Dennis Gershenson) ("Assignee"), A.T. Center, Inc., a Virginia corporation, having an address at 1010 Wisconsin Avenue, N.W., Suite 250, Washington, D.C. 20007 (Attn:
Jeffrey Berman or Thomas Kappler) ("Original Principal"), Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, ("New Principal"), having an address at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (Attn: Dennis Gershenson), and LaSalle National Bank, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1998-C1, having its principal place of business at c/o GMAC Commercial Mortgage Corporation, as Master Servicer, 650 Dresher Road, Horsham, Pennsylvania 19044 (Attn: Servicing Manager) ("Beneficiary").


                              W I T N E S S E T H:

                  WHEREAS, Assignor is the borrower under the loan documents (the "Loan Documents") pertaining to a loan (the "Loan"), in the principal amount of $15,225,000, made by GMAC Commercial Mortgage Corporation to Assignor, such loan documents including, without limitation, (i) that certain Promissory Note (the "Note"), dated February 27, 1998, (ii) that certain Deed of Trust and Security Agreement (the "Mortgage"), dated February 27, 1998, granted by Assignor to Beneficiary, recorded in Stafford County, Virginia, filed for record on _______________, in Deed Book ___________, page ______ (iii) that certain
Assignment of Leases and Rents, dated February 27, 1998, recorded in Stafford County, Virginia, filed for record on _______________, in Deed Book ___________, page ______, (iv) that certain Environmental Indemnity Agreement (the "Environmental Indemnity"), dated February 27, 1998, executed by Assignor, Original Principal, Jeffrey Berman and Thomas Kappler, (v) that certain Guaranty of Recourse Obligations of Borrower (the "Recourse Guaranty"), dated February 27, 1998, executed by Original Principal, and (vi) the Other Security Documents (as defined in the Mortgage);

                  WHEREAS, Assignor desires to transfer to Assignee, and Assignee desires to accept, the Property (as defined in the Mortgage);

                  WHEREAS, in connection with such transfer of the Property, Assignor desires to assign to Assignee, and Assignee desires to assume, all of Assignor's rights and obligations under the Loan Documents;

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                  WHEREAS, in connection with such assignment and assumption of the Loan Documents, Original Principal desires to assign to New Principal, and New Principal desires to assume, all of Original Principal's rights and obligations under the Recourse Guaranty; and

                  WHEREAS, Assignor has requested Beneficiary's consent to the transfer of the Property and assignment and assumption of the Loan Documents, as aforesaid, and Beneficiary has consented thereto on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, one Dollar ($1.00), the terms set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with intent to be legally bound, the parties hereby agree as follows:

                  1. Assignor does hereby assign to Assignee and Assignee does hereby expressly assume and agree to be liable for and to pay and perform all of the terms, conditions, liabilities and obligations of Assignor under the Loan Documents, whether heretofore, now or hereafter arising or accruing, with the same force and effect as if the Assignee were the original obligor under the Loan Documents, effective as of the date of this Agreement. Assignee does hereby agree to be bound by each and every one of the representations, warranties, covenants, obligations and agreements made by Assignor set forth in the Loan Documents. From and after the date hereof, Assignor (together with Original Principal, Jeffrey Berman and Thomas Kappler) shall be released of any and all liability under the Loan Documents, except for liability in respect of this Agreement.

                  2. Assignee hereby (a) reaffirms all of Assignor's covenants, agreements, representations and warranties under the Loan Documents, and (b) without limiting the generality of paragraph 1 above, acknowledges that wherever the terms "Maker", "Borrower", "Grantor", or "Assignor" appear in the Loan Documents, such terms shall be deemed to include Assignee and shall no longer mean, refer to or include Assignor.

                  3. Assignee acknowledges and agrees that the Beneficiary's liens and security interests (collectively the "Liens") in the Property and other collateral described in the Loan Documents shall survive the assignment by Assignor and the assumption by Assignee of the Loan Documents, intact and unimpaired, and shall remain a valid and enforceable first priority perfected security interest.

                  4. Original Principal does hereby assign to New Principal and New Principal does hereby expressly assume and agree to be liable for all of the terms, conditions, liabilities and obligations of Original Principal under the Recourse Guaranty, whether heretofore, now or hereafter arising or occurring, with the same force and effect as if New Principal were the original guarantor thereunder, effective as of the date of this Agreement. New Principal does hereby agree to be bound by each and every one of the representations, warranties, covenants, obligations and agreements made by Original Principal set forth in the Recourse Guaranty. From and after the date hereof, Original

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Principal shall be released of any and all liability under the Recourse
Guaranty, except for liability in respect of this Agreement.

                  5. New Principal does hereby agree to assume and be liable for and to pay and perform all of the terms, conditions, liabilities and obligations of the indemnitor under the Environmental Indemnity, whether heretofore, now or hereafter arising, with the same force and effect as if New Principal were the original indemnitor thereunder. New Principal does hereby agree to be bound by each and every one of the representations, warranties, covenants, obligations and agreements made by Original Principal set forth in Environmental Indemnity. Original Principal shall remain liable under the Environmental Indemnity with respect only to losses and claims relating to conditions at the Mortgaged Property at or prior to the date of this Agreement. In respect of any such claims or losses, New Principal and Original Principal shall be jointly and severally liable under the Environmental Indemnity.

                  6. New Principal hereby (a) reaffirms all of Original Principal's covenants, agreements, representations and warranties under the Recourse Guaranty and the Environmental Indemnity, and (b) without limiting the generality of paragraphs 4 and 5 above, acknowledges that wherever the terms "Guarantor" or "Indemnitor" appear in such documents, such terms shall be deemed to include New Principal and shall no longer mean, refer to or include Original Principal.

                  7. Assignor, Assignee, Original Principal and New Principal hereby certify, represent and warrant the following facts to Beneficiary knowing that Beneficiary requires, and is relying upon, the certifications, representations and warranties contained in this paragraph as a condition to entering into this Agreement and that these certifications, representations and warranties shall be continuing throughout the term of the Loan:

                     (a) As of the date hereof, Assignor, Assignee, Original Principal and New Principal have no rights of setoff, counterclaims or defenses, of any kind or description against Beneficiary as holder of the Note, beneficiary under the Mortgage or otherwise.

                     (b) The Loan Documents are the valid and binding obligations of Assignee, enforceable against Assignee in accordance with their terms.

                     (c) The Recourse Guaranty and the Environmental Indemnity are the valid and binding obligations of New Principal enforceable against New Principal in accordance with their terms.

                     (d) The Environmental Indemnity, as modified by this Agreement, is the valid and binding obligation of New Principal, enforceable against New Principal in accordance with its terms as modified hereby.

                     (e) Neither Assignor, Assignee, Original Principal nor New Principal is in default under any of the Loan Documents.

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                     (f)      Assignee and New Principal are solvent and the
execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not render Assignee or New Principal insolvent; the value of each of Assignee's and New Principal's assets exceeds the amount of their respective liabilities (both direct and contingent), and each of Assignee and New Principal has the ability to pay their respective debts as they become due or mature.

                     (g) Assignor, Assignee, Original Principal and New Principal have the full power and authority to enter into this Agreement, and the other documents and instruments required under or contemplated by this Agreement, and the execution, delivery and performance of this Agreement, and such other documents and instruments are within their organizational powers, have been duly authorized, and are not in contravention of their organizational documents or the terms of any indenture, mortgage contract or other agreement to which any of them is a party or by which any of them or their property are bound.

                     (h) Neither Assignor, Assignee, Original Principal nor New Principal has any present intent to (i) file a voluntary petition under any Chapter of the United States Bankruptcy Code, or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, or directly or indirectly, to file any such petition or to seek any such relief, either at the present time or at any time hereafter, or (ii) directly or indirectly to cause any involuntary petition under any Chapter of the United States Bankruptcy Code to be filed against any of such parties or directly or indirectly to cause any of such parties to become the subject of any proceedings pursuant to any local, state, federal or other insolvency laws or laws providing for the relief of debtors, or in equity, either at the present time, or at any time hereafter, or (iii) directly or indirectly to cause any collateral securing the Loan, or any portion thereof or any interest of Assignee or New Principal therein, to become the property of any bankruptcy estate or the subject of any local, state, federal or other bankruptcy, dissolution, liquidation or insolvency proceedings, or in equity, either at the present time or at any time hereafter. All parties agree that the filing of any such petition or the seeking of any such relief or the participation in such filing or seeking of such relief, whether directly or indirectly, for the purpose in whole or in part of adversely affecting Beneficiary's rights hereunder, would be deemed a bad faith filing which would entitle Beneficiary to obtain an immediate dismissal under Section 1112 of the Bankruptcy Code.

                     (i) In the event that Assignor, Assignee, Original Principal or New Principal becomes a debtor in any proceeding, under Chapter 11 or Chapter 7 of the Bankruptcy Code, as from time to time amended, in which Beneficiary is or becomes a creditor of any such party in respect of the Loan Documents, such party, as debtor or debtor-in-possession, will consent (and, to the fullest extent permitted by law, does hereby presently consent) to the immediate entry of an order in such proceeding granting Beneficiary relief from the automatic stay under Section 362 of the Bankruptcy Code, as amended from time to time, to enable Beneficiary to exercise its rights and remedies under the Loan Documents (i) to foreclose the Mortgage, (ii) to foreclose any and all

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other security interests granted by the Loan Documents; and (iii) to exercise any of its other rights and remedies in respect of the collateral under the Loan Documents.

                     (j) Assignor, Assignee, Original Principal and New Principal shall, to the fullest extent permitted by law, take no steps in any such bankruptcy proceeding for the purpose of, in whole or in part, objecting, hindering or delaying the exercise of Beneficiary's rights and remedies under the Loan Documents, including, without limitation, any action or proceeding by Beneficiary against any such party. Without limiting the foregoing, it is the express intent of the parties hereto that no injunctive relief against Beneficiary be sought under Section 105 or any other provision of the Bankruptcy Code by Assignor, Assignee, Original Principal or New Principal, nor shall any expansion be sought of the stay provided by Section 362 of the Bankruptcy Code as against Beneficiary.

                  8. Beneficiary reserves all rights, remedies, claims, actions, causes of action, and defenses under the Loan Documents, and no defaults or Events of Default (whether declared, undeclared, known or unknown) under the Loan Documents are waived by Beneficiary, nor shall Beneficiary's execution hereof be deemed a waiver of any such default, Event of Default, right or remedy to which Beneficiary is entitled to exercise. A breach of any representation, warranty or agreement set forth in this Agreement shall constitute an Event of Default under the Loan Documents if such breach continues for more than 10 days after notice from Beneficiary to Assignee.

                  9. Upon the written request of Beneficiary, Assignor, Assignee, Original Principal and New Principal shall promptly do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances necessary or proper for the better assuring, conveying, assigning, establishing, reestablishing and confirming unto the Beneficiary its Liens in the Property, and the other collateral for the Loan, and the products and proceeds thereof, including, without limitation, the execution, acknowledgment and delivery of such mortgages, deeds of trust, assignments, financing statements, or other security documents for the purposes of confirming, perfecting, or continuing perfection of the Beneficiary's first priority Liens in such property.

                  10. This Agreement, and the representations, warranties, covenants and agreements contained herein, shall (a) continue until satisfaction in full of the Loan, notwithstanding any action or inaction of the Beneficiary with respect to the Loan, (b) not be affected or in any way impaired by the insolvency or bankruptcy of the Assignor, Assignee, Original Principal or New Principal, or any party liable for payment of the amounts payable under the Loan Documents, and (c) be binding upon the Assignor, Assignee, Original Principal and New Principal and their respective successors and assigns, and shall inure to the benefit of the Beneficiary and its successor and assigns.

                  11. All recitals set forth hereinabove are hereby reiterated in their entirety and incorporated herein by reference.

                  12. Beneficiary hereby acknowledges and consents to the transfer of the Property and the assignment and assumption of the Loan Documents as set forth in

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this Agreement. In no event shall Beneficiary's consent hereunder be deemed to constitute Beneficiary's consent to any future transfer of the Property or assignment and assumption of the Loan Documents.

                  13. The parties hereto hereby agree that this Agreement shall be interpreted, construed and enforced according to the laws of the State of Virginia.

                  14. Assignee's and New Principal's Addresses for notices under the Loan Documents are as set forth above in the introductory paragraph hereof.

                  15. This Agreement may be executed in multiple counterparts, each of which shall be fully effective as an original and all of which, together, shall constitute one and the same instrument.


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              IN WITNESS WHEREOF, the parties hereto have set their
signatures hereon as of the day and year first above written.

              ASSIGNOR:

              A.T.C., L.L.C.,
              a Virginia limited liability company

              By:      A.T. Center, Inc.,
                       a Virginia corporation, its managing member



                       By:/s/ Authorized Signature
                          ------------------------
                       Name:
                            ---------------------
                       Title:
                             --------------------


              ASSIGNEE:

              RAMCO VIRGINIA PROPERTIES, L.L.C.,
              a Michigan limited liability company

              By:      Ramco Virginia Management, L.L.C.,
                       a Michigan limited liability company, its managing member

                       By:      Ramco SPC II, Inc.,
                                a Michigan corporation, its managing member


                                By:/s/ Authorized Signature
                                   ------------------------
                                Name:
                                     ----------------------
                                Title:
                                      ---------------------



              ORIGINAL PRINCIPAL:

              A.T. CENTER, INC.,
              a Virginia corporation


              By:/s/ Authorized Signature
                 ------------------------
              Name:
                   ----------------------
              Title:
                    ---------------------
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                  NEW PRINCIPAL:

                  RAMCO-GERSHENSON PROPERTIES TRUST,
                  a Maryland real estate investment trust


                  By:/s/ Authorized Signature
                     ------------------------
                  Name:
                       ----------------------
                  Title:
                        ---------------------



                  BENEFICIARY:

                  LaSalle National Bank, as trustee for the registered holders of GMAC

                  COMMERCIAL MORTGAGE SECURITIES, INC. MORTGAGE
                  PASS-THROUGH CERTIFICATES, Series 1998-C1, without recourse

                  By: GMAC Commercial Mortgage Corporation as Master Servicer on Behalf of LaSalle National Bank


                           By:/s/ Authorized Signature
                              ------------------------
                           Name:
                                ----------------------
                           Title:
                                 ---------------------

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